EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of First Solar, Inc., a Delaware corporation, for the period ended December 31, 2022, as filed with the Securities and Exchange Commission, each of the undersigned officers of First Solar, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

(1)the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of First Solar, Inc. for the periods presented therein.

February 28, 2023	By:	/s/ MARK R. WIDMAR
	Name:	Mark R. Widmar
	Title:	Chief Executive Officer

February 28, 2023	By:	/s/ ALEXANDER R. BRADLEY
	Name:	Alexander R. Bradley
	Title:	Chief Financial Officer